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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                February 12, 2003



                         Phillips-Van Heusen Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                  1-724                                   13-1166910
                  ------                                  ----------
         (Commission File Number)           (IRS Employer Identification Number)

                  200 Madison Avenue, New York, New York 10016
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                  Registrant's telephone number (212)-381-3500
                                                --------------





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 12, 2003, Phillips-Van Heusen Corporation ("PVH"), a Delaware corporation, completed the acquisition (the "CKI Acquisition") from Calvin Klein, Barry Schwartz and certain family members and affiliated trusts (collectively, the "Sellers") of all of the issued and outstanding stock of Calvin Klein, Inc., a New York corporation, Calvin Klein (Europe), Inc., a Delaware corporation, Calvin Klein (Europe II) Corp., a Delaware corporation, Calvin Klein Europe S.r.l., a limited liability company organized under the laws of Italy, and CK Service Corp., a Delaware corporation. Calvin Klein, Inc., Calvin Klein (Europe), Inc., Calvin Klein (Europe II) Corp., Calvin Klein Europe S.r.l., and CK Service Corp. collectively are defined as the "CK Companies".

The CKI Acquisition was accomplished pursuant to the Stock Purchase Agreement ("CKI Purchase Agreement"), dated December 17, 2002, among PVH, the CK Companies and the Sellers, which was previously filed as an exhibit, to the Form 8-K filed by PVH on December 20, 2002 (the "Previous Form 8K"). PVH purchased from the Sellers all of the issued and outstanding stock of the CK Companies for $400 million in cash as well as 2,535,926 shares of PVH common stock (valued at $30 million based on the 10-trading day period ending two days prior to the closing), subject to certain closing and post-closing adjustments. In connection with the issuance of such PVH common stock, PVH granted the Sellers certain registration rights pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), dated February 12, 2003, between PVH, the Sellers, and the Apax Entities (as defined below).

The transaction also included, in consideration of certain other rights held by Mr. Klein, a nine-year warrant in favor of Mr. Klein's designee to purchase 320,000 shares of PVH common stock at $28 per share (the "Klein Warrant"), and contingent payments in favor of Mr. Klein based on future sales of products bearing the Calvin Klein brand.

PVH partially funded the acquisition through the sale of $250 million of newly issued preferred stock to affiliates of Apax Managers, Inc. and Apax Partners Europe Managers Ltd. (collectively, the "Apax Entities") in a transaction in which Lehman Brothers Inc. ("Lehman Brothers") acted as the broker-dealer (the "Apax Transaction"). Additional funding was provided by an initial advance of $100 million pursuant to a $125 million term loan agreement, which PVH entered into with a syndicate of lenders, agented by Apax Managers, Inc. Each of the sale of the preferred stock and the loan are described below in Item 5.

The terms of the CKI Acquisition were determined in arms'-length negotiations between PVH and the Sellers. The foregoing descriptions of the CKI Purchase Agreement, the Klein Warrant, and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 2.1 to this Form 8-K Filing which incorporates by reference to Exhibit 10.1 of the Previous Form 8K and Exhibits
10.2 and 10.7 respectively to this Form 8-K filing.


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ITEM 5.  OTHER EVENTS


Preferred Stock Investment

Simultaneously with the CKI Acquisition, the Apax Entities invested $250 million in PVH through the purchase of 10,000 shares (the "Series B Shares") of a new series of convertible preferred stock of PVH pursuant to the Securities Purchase Agreement (the "Preferred Stock Purchase Agreement"), dated December 16, 2002, among PVH, Lehman Brothers and the Apax Entities, which was filed as an exhibit to the Previous Form 8K. In the Apax Transaction, Lehman Brothers acted as the broker-dealer and in this capacity, it purchased from PVH and sold to the Apax Entities the Series B Shares. The Series B Shares are initially convertible into 17,857,143 shares of PVH common stock at a conversion price of $14 per share of PVH common stock. The Series B Shares have a dividend rate of 8% per annum of the purchase price, payable in cash, except, for any quarter in which PVH does not pay the holders of the Series B Shares a cash dividend, upon conversion of such shares, the holders will receive shares of PVH common stock of equal value to the dividends which PVH did not pay. The Series B Shares were issued pursuant to the Certificate of Designation filed by PVH filed with the Secretary of the State of Delaware (the "Certificate of Designation") a copy of which is filed as
Exhibit 3.1 to this Form 8-K.

In connection with the Apax Transaction, the Supplemental Rights Agreement and Fifth Amendment to the Rights Agreement (the "Supplemental Rights Agreement"), dated February 12, 2003 amending the Rights Agreement (the "Rights Agreement"), dated as of June 10, 1986, as amended, was entered into between PVH and The Bank of New York (successor to The Chase Manhattan Bank, N.A.), as rights agent. The Supplemental Rights Agreement extended the protections offered by the Rights Agreement to the holders of the Series B Shares and rendered the Rights Agreement inapplicable to the Apax Transaction and the transactions contemplated by the Preferred Stock Purchase Agreement.

In connection with the issuance of the Series B Shares, PVH granted the Apax Entities certain registration and other investor rights pursuant to the Registration Rights Agreement and the Investors' Rights Agreement (the "Investors' Rights Agreement"), dated February 12, 2003, among PVH and the Apax Entities.

The foregoing descriptions of the Preferred Stock Purchase Agreement, the Certificate of Designation, and the Supplemental Rights Agreement, the Registration Rights Agreement, and the Investors' Rights Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.1 to this Form 8-K Filing which incorporates by reference to Exhibit 10.2 of the Previous Form 8K and Exhibits 3.1, 4.1, 10.7, and 10.8 respectively to this Form 8-K filing.

Loan

In connection with the CKI Acquisition, a syndicate of lenders agented by Apax Managers, Inc. provided a loan to PVH pursuant to the Term Loan Agreement (the "Term Loan Agreement"), dated December 16, 2002, between PVH, the Apax Entities and Apax Managers, Inc., as agent

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for the Apax Entities. The Term Loan Agreement provided for a two-year loan in which an initial advance of $100 million was made on February 12, 2003, and a subsequent advance up to $25 million can be requested by PVH prior to June 30, 2003. The loans bear an interest rate of 10% per annum for the first year and 15% per annum for the second year. If PVH determines to extend the loan to the second year, it is required to pay the lenders a $4 million renewal fee. The loans are secured by a lien on all of the equity interests in the CK Companies, except for Calvin Klein Europe S.r.l. in which the loan is secured by 65% of the equity.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibits 10.3 to this Form 8-K filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of the Businesses Acquired.

                  The financial statements required by this item will be filed within 60 days of February 27, 2003, the date on which the initial report on Form 8-K reporting the completion of the acquisition of the CK Companies is required to be filed.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this item will be filed within 60 days of February 27, 2003, the date on which the initial report on Form 8-K reporting the completion of the acquisition of the CK Companies is required to be filed.

         (c)      Exhibits:

EXHIBIT           DESCRIPTION

2.1 Stock Purchase Agreement, dated December 17, 2002, among Phillips-Van Heusen Corporation, Calvin Klein, Inc., Calvin Klein (Europe), Inc., Calvin Klein (Europe II) Corp., Calvin Klein Europe S.r.l., CK Service Corp., Calvin Klein, Barry Schwartz, Trust for the Benefit of the Issue of Calvin Klein, Trust for the Benefit of the Issue of Barry Schwartz, Stephanie Schwartz-Ferdman and Jonathan Schwartz (incorporated by reference to Exhibit 10.1 to the Form 8-K of Phillips-Van Heusen Corporation, filed on December 20, 2002, Commission File No. 1-724). The registrant agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

3.1* Certificate of Designations, Preferences, and Rights of Series B Convertible Preferred Stock of Phillips-Van Heusen Corporation.

4.1* Supplemental Rights Agreement and Fifth Amendment to the Rights Agreement dated February 12, 2003, between Phillips-Van Heusen Corporation and The Bank of New York (successor to The Chase Manhattan Bank, N.A.), as rights agent.

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4.2*              Second Supplemental Indenture, dated as of February 12, 2002 to Indenture, dated as of November 1, 1993, between Phillips-Van Heusen Corporation and the Bank Of New York, As Trustee.

10.1 Securities Purchase Agreement, dated December 16, 2002, among Phillips-Van Heusen Corporation, Lehman Brothers Inc. and the Investors named therein (incorporated by reference to Exhibit 10.2 to the Form 8-K of Phillips-Van Heusen Corporation, filed on December 20, 2002, Commission File No. 1-724).

10.2* Warrant, issued on February 12, 2003, by Phillips-Van Heusen Corporation to the Calvin Klein 2001 Revocable Trust.

10.3* Term Loan Agreement, dated as of December 16, 2002, by and between Phillips-Van Heusen Corporation, each of the lenders listed therein, and Apax Managers, Inc., as administrative agent for the lenders.

10.4* First Amendment to the Term Loan Agreement, dated as of February 12, 2003, by and between Phillips-Van Heusen Corporation, each of the lenders listed therein, and Apax Managers, Inc., as administrative agent for the lenders.

10.5* First Amendment and Waiver Agreement, dated as of December 13, 2002 to the Revolving Credit Agreement, dated as of October 17, 2002, among Phillips-Van Heusen Corporation, The IZOD Corporation, PVH Wholesale Corp., PVH Retail Corp., izod.com.inc., G.H. Bass Franchises Inc., CD Group Inc., and the lender parties thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Lead Arranger and Sole Bookrunner, Fleet Retail Finance Inc., as Co-Arranger and Co-Syndication Agent, Sun Trust Bank, as Co-Syndication Agent, The CIT Group/Commercial Services, Inc., as Co-Documentation Agent, and Bank of America, N.A., as Co-Documentation Agent.

10.6* Consent dated as of February 12, 2003 among Phillips-Van Heusen Corporation, The IZOD Corporation, PVH Wholesale Corp., PVH Retail Corp., izod.com.inc., G.H. Bass Franchises Inc., CD Group Inc., and the lender parties thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Lead Arranger and Sole Bookrunner, Fleet Retail Finance Inc., as Co-Arranger and Co-Syndication Agent, Sun Trust Bank, as Co-Syndication Agent, The CIT Group/Commercial Services, Inc., as Co-Documentation Agent, and Bank of America, N.A., as Co-Documentation Agent.

10.7* Registration Rights Agreement, dated as of February 12, 2003, by and among Phillips-Van Heusen Corporation, the Calvin Klein 2001 Revocable Trust, Barry Schwartz, Trust for the Benefit of the Issue of Calvin Klein, Trust for the Benefit of the Issue of Barry Schwartz, Stephanie Schwartz-Ferdman and Jonathan Schwartz, and the Investors listed therein.

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10.8*             Investors' Rights Agreement, dated as of February 12, 2003, by and among Phillips-Van Heusen Corporation and the Investors listed therein.

99.1*             Press Release, dated February 12, 2003.

99.2*             Press Release, dated February 14, 2003.

*    Filed herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Phillips-Van Heusen Corporation





                                        By: /s/ Mark D. Fischer
                                            -------------------------------
                                            Mark D. Fischer, Vice President


Date:   February 26, 2003